STOCK RETIREMENT AGREEMENT

1.   Parties. The parties to this Stock Retirement Agreement ("the Parties") are
     Bona  Vista  West  Ltd.  (the   "Shareholder"),   on  the  one  hand,   and
     forestindustry.com, Inc. ("forestindustry") on the other.

2. Effective Date. This Stock Retirement Agreement ("this Agreement") is made effective the 11th day of May, 2000.

3.   Recitals.

     1. Whereas the Shareholder is the registered owner of 2,397,240 shares of forestindustry's common stock represented by share certificate 2048 (the "Unencumbered Shares");

     2. And whereas the Shareholder is the registered owner of 200,000 shares of forestindustry's common stock represented by share certificate 1075, which Shares have been pledged to Teaco Properties Ltd., Joe Perraton and Lara Perraton (the "Pledgees") pursuant to the terms of a Stock Pledge Agreement (the "Stock Pledge Agreement") dated January 31, 2000 (the "Pledged Shares");

     3.   And  whereas   the   Unencumbered   Shares  and  the  Pledged   Shares
          (collectively, the "Shares") were issued to the Shareholder in December, 1997 as founder's stock at a price of US$0.001 per share;

     4. And whereas forestindustry has determined that in order to attract future financings it would be in the best interest of forestindustry to reduce its issued and outstanding share capital through the surrender and retirement of the Shares;

     5. And whereas the Shareholder has agreed to the surrender of the Shares for the sole purpose of forestindustry retiring the Shares, on and subject to the terms hereof;

     6. And whereas the Pledgees have agreed to the termination of the Stock Pledge Agreement and the Pledgees have delivered the Pledged Shares to forestindustry for the purpose of the retirement and cancellation by forestindustry of the Pledged Shares, on subject to the terms of this Agreement;

     7. And whereas this Agreement is entered into for the sole purpose of facilitating the matters described in it and nothing in it should be construed as an admission or description of any preexisting fact, obligation, liability, right, or other matter for any purpose other than the construction and enforcement of this Agreement.
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4.   Preamble. As a result of the foregoing,  and in consideration of the sum of
     US$1.00 now paid by  forestindustry  to the  Shareholder and for other good
     and   valuable   consideration,   the   sufficiency   of  which  is  hereby
     acknowledged, including the covenants in this Agreement, the Parties agree as follows:

5. Surrender of Shares. The Shareholder hereby surrenders to forestindustry the Shares. The Shareholder surrenders the certificate representing the Unencumbered Shares herewith, endorsed for transfer in blank (with signature guaranteed), and forestindustry hereby acknowledges receipt from the Pledgees of the Pledged Shares, also endorsed for transfer in blank (with Signature Guaranteed), for the sole purpose of retiring the Unencumbered Shares and the Pledged Shares.

6. Retirement of Shares. forestindustry agrees that forthwith after the execution of this Agreement it shall retire the Shares pursuant toss.243 of the Delaware General Corporation Law.

7. Release by forestindustry. In consideration of the surrender of the Shares by the Shareholder to forestindustry, forestindustry, its officers, directors, trustees, agents, employees, consultants, assigns, privies, shareholders, affiliates and attorneys, as well as its successors, heirs and assigns, hereby release the Shareholder and its officers, directors, trustees, agents, employees, consultants, assigns, privies, shareholders, affiliates and attorneys, from all claims, demands, acts, omissions, and causes of action, known or unknown, suspected or unsuspected, which may now exist or later be discovered, arising from, related to, or connected with any transactions by and between the Shareholder and forestindustry, its officers, directors, agents, employees, consultants, assigns, privies, shareholders, affiliates and attorneys, or the facts and circumstances from which these transactions arose, or from any other facts, actions, occurrences, or transactions whatever arising from such transactions from the beginning of time until the effective date of this Agreement. Furthermore, forestindustry shall not make any claim or claims or take any proceedings whatsoever in respect of any case, act, deed, matter, thing, fact, or omission whatsoever and howsoever arising, whether known or unknown, suspected or unsuspected, existing or non-existing, whether at law or in equity, which forestindustry now has, has ever had, or at any time hereafter shall or may have against any person, corporation, partnership or party which results or may result in a judgement, order, claim for contribution or indemnity or other liability on the part of the Shareholder or any officers, directors, trustees, agents, employees, consultants, assigns, privies, shareholders, affiliates and attorneys thereof. Forestindustry acknowledges that the facts in respect of which the foregoing release is made may prove to be different from the facts in that connection now known or believed by it to be true. forestindustry accepts the risk of the facts being different and agree that the foregoing release shall in all respects be enforceable and not subject to termination, rescission or variation by reason of discovery of different facts.

8. Confidentiality. The Shareholder and forestindustry agree that the existence and terms of this Agreement are confidential and shall not be disclosed to any person or entity except as required to comply with applicable statutory disclosure requirements, and then only in the degree required to comply with such requirements.

9.   Representations and Warranties.

     1. Good Title. The Shareholder represents and warrants that it is the owner of the Shares, and (subject to the Stock Pledge Agreement) that it has good and marketable title to the Shares and that the Shares are free and clear of all liens, security interests or pledges of any kind whatsoever. The Shares are the only shares of forestindustry owned by the Shareholder and the Shareholder has not transferred any shares of forestindustry to any affiliates or associates.

     2. Authority. The Parties represent and warrant that they, through the signatories indicated below, are duly authorized to enter into this Agreement, to make its warranties and representations, to give its releases, and to fulfill its conditions, and that none of the rights, claims, or obligations being released under this Agreement, have been conveyed, assigned, or otherwise transferred.

     3. Reading. Each of the Parties represents that it has carefully read and understood this entire Agreement before executing it.

     4. Legal Representation. Each of the Parties acknowledges and agrees that it has been represented in the preparation of this Agreement by legal counsel of its choosing. Each of the Parties further acknowledges the receipt of the advice of independent legal counsel prior to the execution of this Agreement, and that it fully understands the terms and provisions of this Agreement, its nature, and its effect. Each of the Parties further represents that it is relying solely on the advice of its own counsel in executing this Agreement and has neither received nor relied upon any representation or opinion of any of the other Parties or of the counsel of any of the other Parties, except for the representations contained in this Agreement.

     5. No Other Representations. The Parties represent that none of the other Parties to this Agreement or their representatives have given them any legal, factual, or other representations or opinions relating to this Agreement other than those expressly contained in it.

10. Further Acts. The Parties to this Agreement shall promptly take such further acts and execute such other documents as shall be necessary to carry out the manifest intent of this Agreement.

11. Notice. Except as may be provided otherwise elsewhere in this Agreement, any election, delivery, notice, or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been given if placed in the regular mail to the following addresses, or such other addresses as the Parties may later specify in writing. Except as may be provided otherwise elsewhere in this Agreement, notwithstanding any defect in the method of delivery that prevents it from being effective upon mailing, such an election, delivery, notice, or other communication, if it is in writing, shall be deemed given if and when it is actually received by such of the Parties as are entitled to receive it.

         If to the Shareholder, to:

         Bona Vista West Ltd.
         C/o Union Securities Ltd.
         Suite 900, 609 Granville Street
         Vancouver, B.C. V7Y 1H4
         Attn: Elliot Kagna

         If to forestindustry to:

         forestindustry.com, Inc.
         Suite 504, 999 Canada Place
         Vancouver, British Columbia  V6C 3E1
         Attn:  Joe Perraton

12. Integration. This Agreement constitutes the entire Agreement among the Parties concerning its subject matter and supersedes all prior or contemporaneous contracts, agreements, understandings, negotiations, and discussions of the Parties, whether oral or written, concerning its subject matter.

13. Expenses of Matters Settled. Each of the Parties shall bear its own costs, attorneys' fees, and other expenses related to the matters referred to herein, and no Party shall make any payment or reimbursement, or provide any consideration, other than what may be described in this Agreement.

14.  No  Other  Agreements.  There  are  no  other  contracts,   agreements,  or
     understandings among the Parties, other than this Agreement.

15. No Oral Modification. No amendment, modification, waiver, or termination of this Agreement shall be binding unless it is contained in a writing signed by the party against whom it is sought to be enforced.

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16.  Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the respective parties.

17. Drafting. Each of the Parties represents that this Agreement has been negotiated and jointly drafted and agrees that any ambiguity in it shall not be construed against any of them.

18. Expenses of Enforcement. If any party breaches any obligations under this agreement, the non-breaching party affected by the breach shall be entitled to its reasonable expenses, attorneys' fees, and costs incurred in any action taken, with or without litigation, to enforce the terms of this Agreement, or to remedy or compensate for such a breach.

19. Counterparts. This Agreement may be executed in counterparts (including by facsimile signature), each of which executed counterparts shall be deemed to be a duplicate original of this Agreement, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF each party has caused this Agreement to be executed individually or by a duly authorized officer.

                                                     Bona Vista West Ltd.

DATED:   May 11, 2000                       By:
       -----------------------------
                                                     Authorized Signatory



                                                     forestindustry.com, Inc.

DATED:   May 11, 2000                       By:
       -----------------------------
                                                     Authorized Signatory